UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated

March 4, 2026

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

On March 4, 2026, OS Therapies Incorporated (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, in a private placement (the “Private Placement”), (i) 10.0% original issue discount unsecured convertible promissory notes (the “Notes”) and (ii) warrants to purchase shares of the Company’s common stock (the “Warrants” and, together with the Notes, the “Securities”).

The Company engaged a Securities Exchange Commission (“SEC”)-registered broker dealer and FINRA member to act as the exclusive placement agent for the Private Placement. In connection with the Private Placement, the Company paid to the placement agent (a) a cash fee equal to 7.0% of the aggregate gross cash proceeds received by the Company in connection with the Private Placement and (b) a one-time expense reimbursement of $25,000 for its legal and other expenses incurred in connection with the Private Placement.

Pursuant to the Purchase Agreement, the Company issued to the Purchasers (i) Notes in an aggregate principal amount of $2,200,000 and (ii) Warrants to purchase up to 1,666,667 shares of the Company’s common stock (the “Warrant Shares”), for aggregate gross proceeds of $2,000,000, before deducting placement agent fees and other Private Placement expenses. The Notes were sold at a 10% original issue discount, such that for each $100,000 invested by a Purchaser, such Purchaser received a Note in the principal amount of $110,000. The Company intends to use the net proceeds of the Private Placement to fund clinical development activities, including ongoing and planned clinical trials, and advance its research and development programs, as well as for working capital and other general corporate purposes.

Pursuant to the Purchase Agreement, the Company has agreed that, from the closing date until the later of (i) the date on which no Notes issued thereunder remain outstanding and (ii) six months following the effectiveness of the resale registration statement covering the shares of the Company’s common stock issuable upon conversion of the Notes and exercise of the Warrants (the “Underlying Shares”), the Company will not effect or agree to effect any issuance of common stock or common stock equivalents in a transaction involving a variable rate or price-based conversion, exercise or exchange feature that provides for a downward adjustment or reset of the applicable price based on fluctuations in the market price of the Company’s common stock following the issuance of such securities, subject to certain exceptions.

The Company has also agreed to file a registration statement on Form S-3 (or Form S-1 if the Company is not then eligible to register securities for Form S-3) within 30 calendar days of March 4, 2026 (or April 3, 2026) to register for resale the Underlying Shares. The Company has also agreed to use commercially reasonable efforts to cause such registration statement to become effective within 60 calendar days (or 90 calendar days in the case of a “full review” by the SEC) following its initial filing and to keep such registration statement effective at all times until the earlier of (i) the time that no Purchaser owns any Notes, Warrants or Underlying Shares or (ii) the Legend Removal Date (as defined in the Purchase Agreement).

Terms of the Notes

The following summary of certain terms and provisions of the Notes is not complete and is subject to, and qualified in its entirety by, the provisions of the Notes, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Interest and Maturity

The Notes bear interest at a rate of 4% per annum and mature on March 4, 2027 (the “Maturity Date”). Interest on the Notes accrues from the funding date until the earlier of the Maturity Date or conversion of the Notes, and all accrued and unpaid interest under the Notes will convert together with principal upon any conversion of the Notes.

Conversion

The Notes are convertible into shares of the Company’s common stock or other securities of the Company under the following circumstances:

Mandatory Conversion. If the Company consummates a “Qualified Offering” on or before the Maturity Date, the outstanding principal amount of each Note, together with all accrued and unpaid interest, will automatically convert into securities of the Company sold in such Qualified Offering at a conversion price per share equal to the offering price per share (or per unit, as applicable) in the Qualified Offering, without any discount. A “Qualified Offering” means a registered public offering or registered direct offering of the Company’s securities from which the Company receives gross cash proceeds of not less than $2,500,000 from new money investments (excluding any proceeds attributable to the conversion of the Notes or any other outstanding convertible securities of the Company).

Voluntary Conversion. At any time prior to repayment and prior to a mandatory conversion, the Notes are convertible, in whole or in part, at the option of the holder, into shares of common stock at a conversion price equal to 90% of the average daily volume weighted average price of the Company’s common stock for the 10 trading days immediately preceding the date the holder delivers a notice of conversion, subject to adjustment.

Conversion Price Adjustments

While the Notes are outstanding, the conversion price of the Notes is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations, reclassifications and certain dilutive issuances. If the Company issues common stock or common stock equivalents at an effective price per share that is lower than the then-current conversion price (other than exempt issuances), the conversion price will be reduced to such lower price.

Conversion Limitations

A holder (together with its affiliates) may not convert any portion of such holder’s Notes to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding common stock immediately after conversion, except that upon prior notice from the holder to the Company, the holder may increase or decrease the amount of ownership of outstanding stock after converting the holder’s Notes up to 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Notes, provided that any increase will not be effective until 61 days following notice to the Company.

The total number of shares of common stock issued upon conversion of the Notes, or upon any anti-dilution adjustment, will not exceed 19.99% of the Company’s outstanding shares of common stock immediately prior to such issuance or adjustment, unless stockholder approval is obtained.

Prepayment

The Company has the option to prepay the Notes at any time, provided that (i) the Company offers such prepayment on the same terms to all holders of Notes on a pro-rata basis and (ii) each holder electing to accept such prepayment provides its individual written consent.

Events of Default

The Notes contain customary events of default, including, among others: (i) failure to pay principal or interest when due; (ii) failure to observe or perform any material covenant; (iii) material breaches of representations or warranties; (iv) bankruptcy events; (v) certain defaults under other indebtedness; (vi) delisting of the Company’s common stock; (vii) participation in a change of control transaction or fundamental transaction; (viii) failure to comply with current public information requirements under Rule 144; and (ix) failure to deliver conversion shares within five trading days after a conversion date. Upon an event of default, the outstanding principal amount, plus accrued and unpaid interest and any other amounts owed, will become immediately due and payable in cash at a mandatory default amount of 1.5% per month (18% per annum).

Negative Covenants

As long as any portion of the Notes remains outstanding, unless the holders of at least 51% of the principal amount of the then outstanding Notes consent in writing, the Company agreed to not, among other things: (i) incur additional indebtedness other than permitted indebtedness; (ii) create liens other than permitted liens; (iii) amend its charter documents in a manner that materially and adversely affects the rights of the holders; (iv) repurchase more than a de minimis number of shares of common stock (subject to certain exceptions); (v) repay, repurchase or otherwise acquire any indebtedness other than the Notes (if on a pro-rata basis) and regularly scheduled principal and interest payments of permitted indebtedness; (vi) pay cash dividends or distributions; or (vii) enter into affiliate transactions that are not on arm’s-length terms.

Terms of the Warrants

The following summary of certain terms and provisions of the Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the Warrants, the form of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Duration and Exercise Price

The Warrants are exercisable immediately upon issuance and will expire five years from the date of issuance. Each Purchaser received a Warrant to purchase a number of shares of common stock equal to 100% warrant coverage, calculated by dividing the total principal amount of the Note issued to such Purchaser by the average closing price of the Company’s common stock during the 10 trading days immediately prior to the closing date, which was $1.32. Each Warrant has an exercise price of $1.40 per share, subject to adjustment as provided therein.

Exercise Price Adjustments

The exercise price of the Warrants is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations, reclassifications and certain dilutive issuances. If, during the period beginning on the closing date and ending upon the consummation of a Qualified Offering, the Company issues common stock or common stock equivalents (other than excluded securities) at an effective price per share that is lower than the then-current exercise price, the exercise price will be reduced to such lower price. Upon consummation of a Qualified Offering, the exercise price will be adjusted to equal the offering price per share (or per unit, as applicable) in the Qualified Offering, but only if such price is lower than the then-current exercise price.

Exercisability

The Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of the Company’s common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrants to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding common stock immediately after exercise, except that upon prior notice from the holder to the Company, the holder may increase or decrease the amount of ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants, provided that any increase will not be effective until 61 days following notice to the Company.

The Company may not issue shares of common stock upon exercise of the Warrants, together with shares issued upon conversion of the Notes and upon exercise of the other Warrants issued pursuant to the Purchase Agreement, in excess of 19.99% of the Company’s outstanding common stock immediately prior to the closing of the Private Placement, unless stockholder approval is obtained. Each holder of Warrants is entitled to a pro rata portion of such issuance limit based on its subscription amount under the Purchase Agreement and may allocate such portion among the Warrants it holds in its discretion. If stockholder approval is obtained, the Warrants may be exercised without regard to such limitation; if stockholder approval is not obtained, any portion of a Warrant that cannot be exercised due to such limitation will remain outstanding and exercisable in accordance with its terms.

Forced Exercise

The Warrants provide that, at any time any Warrants are outstanding, if the closing price of the Company’s common stock on the applicable trading market equals or exceeds 300% of the exercise price then in effect for any 20 consecutive trading days, the Company may, subject to the satisfaction of certain equity conditions, require the holder to exercise all or a portion of the Warrants for cash.

Cashless Exercise

If, at the time a holder exercises its Warrants, a registration statement registering the resale of shares issuable upon exercise of the Warrants is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part), the net number of shares of common stock determined according to a formula set forth in the Warrants.

Rights as a Stockholder

Except as otherwise provided in the Warrants or by virtue of the holder’s ownership of shares of the Company’s common stock, such holder of Warrants does not have the rights or privileges of a holder of the Company’s common stock, including any voting rights, until such holder exercises such holder’s Warrants. The Warrants will provide that the holders of the Warrants have the right to participate in distributions or dividends paid on shares of the Company’s common stock.

Fundamental Transactions

If at any time the Warrants are outstanding, the Company, either directly or indirectly, in one or more related transactions effect a Fundamental Transaction (as defined in the Warrants), a holder of Warrants will be entitled to receive, the number of shares of common stock of the successor or acquiring corporation or of the Company, if the Company is the surviving corporation, and any additional consideration receivable as a result of the Fundamental Transaction by such holder of the number of shares of common stock for which the Warrants are exercisable immediately prior to the Fundamental Transaction.

Waivers and Amendments

The Warrants may be modified or amended or the provisions of the Warrants waived with the Company’s and the holder’s written consent, and the written consent of the holder is not required for any amendment that does not adversely affect the rights of the holder.

The foregoing descriptions of the Purchase Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, forms of which are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

The Purchase Agreement contains customary representations, warranties and covenants by the Company which were made only for the purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s reports and other filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Notes, Warrants and Underlying Shares are being offered and sold by the Company in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) thereof and/or Regulation D promulgated thereunder. The Purchasers represented that they are “accredited investors” as defined in Rule 501(a) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of 10.0% Original Issue Discount Unsecured Convertible Promissory Note.
4.2	Form of Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: March 6, 2026	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer